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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                         Commission File Number 1-9601

      Date of Report (date of earliest event reported): October 11, 2007


                          K-V PHARMACEUTICAL COMPANY
            (Exact name of registrant as specified in its charter)


              DELAWARE                                   43-0618919
   (State or other jurisdiction of          (I.R.S. Employer Identification No.)
   incorporation or organization)


        2503 SOUTH HANLEY ROAD
         ST. LOUIS, MISSOURI                                63144
 (Address of principal executive offices)                 (Zip Code)



                                (314) 645-6600
             (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       [ ] Written communications pursuant to Rule 425 under the Securities Act.
       [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
       [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
           Exchange Act.
       [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.


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ITEM 5.02(e)      DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
                  DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On October 12, 2007, the Company's Board of Directors unanimously accepted a final report on the previously submitted findings on the internal investigation of the Company's historical stock option grant practices, which report included the recommendation that stock option grants awarded to certain named executive officers will be repriced, as follows: the exercise price of an option granted to Michael S. Anderson for 500 shares of Class A Common Stock will be increased from $22.25 to $23.09 per share and the exercise price of an option granted to Marc S. Hermelin for 150,000 shares of Class A Common Stock will be increased from $19.07 to $24.56 per share.



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                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 17, 2007

                                       K-V PHARMACEUTICAL COMPANY


                                       By: /s/ Richard H. Chibnall
                                          -------------------------------------
                                          Richard H. Chibnall
                                          Vice President, Finance








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